SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization)		Identification No.)

615 J.B. Hunt Corporate Drive	72745	(479) 820-0000
Lowell, Arkansas	(Zip Code)	(Registrant’s telephone number)
(Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JBHT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 21, 2021, the Board of Directors (the “Board”) of J.B. Hunt Transport Services, Inc. (the “Company”) approved and adopted the Second Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. The Bylaws amend and restate the Company’s Amended and Restated Bylaws, which were adopted on April 23, 2015. The Bylaws (i) allow the Company to hold shareholder meetings by means of remote communication to the extent permitted by Arkansas law; (ii) adopt advance notice procedures that require shareholders to notify and provide certain information to the Company not less than 90 days nor more than 120 days prior to a shareholder meeting for an item of business or director nominee proposed by the shareholder outside of the Company’s proxy materials to be properly brought before such meeting; (iii) memorialize and clarify certain procedural elements of the Company’s majority voting standard for the election of directors that were previously omitted from the Amended and Restated Bylaws; (iv) remove the director age limit from the Bylaws, as this limit is included in the Company’s Corporate Governance Guidelines; (v) update various provisions related to the Company’s officers, including allowing for separate Chief Executive Officer and President positions and conferring general execution authority to certain officers on the Company’s behalf; (vi) update and add certain provisions regarding indemnification of directors and officers consistent with other public companies and Arkansas law, including requiring the advancement of expenses, subject to certain conditions, and establishing certain procedural matters related to the enforcement of indemnification rights; (vii) permit the electronic signature and transmission of certain corporate documents consistent with applicable law; (viii) make general updates to conform to current Arkansas law and common practice; and (ix) make certain other ministerial clarifications and updates.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.

3.1         Second Amended and Restated Bylaws of J.B. Hunt Transport Services, Inc.
104       Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 27th day of October 2021.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ John Kuhlow
John Kuhlow
Chief Financial Officer,
Executive Vice President
(Principal Financial Officer)